UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 2, 1998

                              MORGAN PRODUCTS LTD.
               (Exact Name of Registrant as Specified in Charter)

                 Delaware                                06-1095650
        (State or Other Jurisdiction                  (I.R.S. Employer
            of Incorporation)                        Identification No.)

                         Commission File Number 1-9843

                469 McLaws Circle, Williamsburg, Virginia 23185
              (Address of Principal Executive Offices) (Zip Code)

                                 (757) 564-1700
              (Registrant's telephone number, including area code)

         The undersigned registrant hereby amends the following items of its Current Report on Form 8-K filed February 17, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         In accordance with Item 7 of the registrant's Current Report on Form 8-K filed February 17, 1998, the registrant appends to the Form 8-K the following pro forma information:

         (b) Pro Forma Financial Information

                  The following combined pro forma financial information is attached hereto as Appendix A:

                  1. Unaudited Pro Forma Combined Statement of Operations for
                     the year ended December 31, 1997;

                  2. Unaudited Pro Forma Combined Balance Sheet at December 31,
                     1997;

                  3. Notes to Unaudited Pro Forma Combined Financial
                     Statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MORGAN PRODUCTS LTD.

                                      By:  /s/ Mitchell J. Lahr
                                           ----------------------------------
                                               Mitchell J. Lahr
                                               Vice President and Chief
                                               Financial Officer

DATE:  March 24, 1998

                                                                   APPENDIX A


                              MORGAN PRODUCTS LTD.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         The following financial statements present, on a pro forma basis, the effect of the sale of net assets of the manufacturing facility in Oshkosh, Wisconsin ("Morgan Manufacturing") by Morgan Products Ltd. ("Morgan" or the "Company") to JELD-WEN, inc. The Company's Unaudited Pro Forma Financial Statements assume the sale of Morgan Manufacturing occurred (1) as of January 1, 1997 for purposes of the Unaudited Pro Forma Statement of Operations and (2) on December 31, 1997 for purposes of the Unaudited Pro Forma Balance Sheet.

         The unaudited pro forma data does not purport to be indicative of the results which would actually have been reported if the transaction had occurred on such dates or which may be reported in the future. The pro forma data should be read in conjunction with the historical financial statements of the Company and the related notes to such financial statements.

                        UNAUDITED PRO FORMA BALANCE SHEET
                                DECEMBER 31, 1997
                                 (IN THOUSANDS)

                                                                                      ASSUMED
                                                                                    DISPOSITION                 PRO FORMA
                                                                  MORGAN            OF BUSINESS                 ADJUSTED
                                                             -----------------   -------------------         ----------------
ASSETS
CURRENT ASSETS:

   Cash and cash equivalents                                          $ 4,197                    --                  $ 4,197
   Accounts receivable, net                                            28,743                    --                   28,743
   Inventories                                                         40,533                    --                   40,533
   Assets held for sale                                                32,285               (32,285)  (3)                 --
   Other current assets                                                   558                                            558
                                                             -----------------   -------------------         ----------------
      Total current assets                                            106,316               (32,285)                  74,031
                                                             -----------------   -------------------         ----------------

PROPERTY, PLANT & EQUIPMENT, Net                                       10,276                    --                   10,276

OTHER ASSETS                                                           12,184                    --                   12,184
                                                             -----------------   -------------------         ----------------

TOTAL ASSETS                                                        $ 128,776             $ (32,285)                $ 96,491
                                                             =================   ===================         ================


LIABILITIES & STOCKHOLDERS' EQUITY

   Current maturities of long-term debt                               $ 1,213                    --                  $ 1,213
   Accounts payable                                                    13,151                 6,190   (3)             19,341
   Accrued compensation and employee benefits                           8,729                    --                    8,729
   Other current liabilities                                            5,899                    --                    5,899
                                                             -----------------   -------------------         ----------------
     Total current liabilities                                         28,992                 6,190                   35,182
                                                             -----------------   -------------------         ----------------

LONG-TERM DEBT                                                         57,353               (38,475)  (3)             18,878

STOCKHOLDERS' EQUITY

   Common stock                                                         1,036                    --                    1,036
   Paid-in capital                                                     43,413                    --                   43,413
   Retained earnings                                                   (1,970)                   --                   (1,970)
                                                             -----------------   -------------------         ----------------
                                                                       42,479                    --                   42,479
Treasury stock                                                            (48)                   --                      (48)
                                                             -----------------   -------------------         ----------------

TOTAL STOCKHOLDERS' EQUITY                                             42,431                    --                   42,431
                                                             -----------------   -------------------         ----------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                            $ 128,776             $ (32,285)                $ 96,491
                                                             =================   ===================         ================

       See Accompanying Notes to Unaudited Pro Forma Financial Statements

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                      ASSUMED
                                                                                    DISPOSITION                 PRO FORMA
                                                                  MORGAN            OF BUSINESS                 ADJUSTED
                                                             -----------------   -------------------         ----------------
Net sales                                                           $ 412,249             $ (65,286)  (1)          $ 346,963
Cost of goods sold                                                    353,909               (61,825)  (1)            292,084
                                                             -----------------   -------------------         ----------------
   Gross profit                                                        58,340                (3,461)                  54,879
                                                             -----------------   -------------------         ----------------

Operating expenses:

   Sales and marketing                                                 41,377                (3,865)  (1)             37,512
   General and administrative                                          14,947                (1,871)  (1)             13,076
   Loss on sale of manufacturing operations                            12,416               (12,416)  (1)                 --
   Restructuring and reorganization                                     5,830                (4,793)  (1)              1,037
                                                             -----------------   -------------------         ----------------
                                                                       74,570               (22,945)                  51,625
                                                             -----------------   -------------------         ----------------
Operating income (loss)                                               (16,230)               19,484                    3,254
                                                             -----------------   -------------------         ----------------

Other (expense) income:

   Interest                                                            (4,999)                2,664   (2)             (2,335)
   Other                                                                  332                   122   (1)                454
                                                             -----------------   -------------------         ----------------
                                                                       (4,667)                2,786                   (1,881)
                                                             -----------------   -------------------         ----------------
Income (loss) before income taxes                                     (20,897)               22,270                    1,373
Provision (benefit) for income taxes                                       --                    --                       --
                                                             -----------------   -------------------         ----------------
Net income (loss)                                                   $ (20,897)             $ 22,270                  $ 1,373
                                                             =================   ===================         ================

Basic earnings per common share                                     $   (2.03)                                       $  0.13
                                                             =================                               ================

Diluted earnings per common share                                   $   (2.03)                                       $  0.13
                                                             =================                               ================

Basic shares outstanding                                               10,280                                         10,280
                                                             =================                               ================

Diluted shares outstanding                                             10,280                                         10,437
                                                             =================                               ================

       See Accompanying Notes to Unaudited Pro Forma Financial Statements

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

1. The pro forma adjustment reflects the elimination of the sales and directly allocable expenses related to Morgan Manufacturing

2.  The pro forma adjustment to interest expense assumes:

       Interest savings resulting from the use
       of the cash proceeds of $38,475 from the
       sale of Morgan Manufacturing to
       reduce the Company's credit facility:        $   3,175

       Additional interest expense related to
       the purchase price adjustment of $6,190:          (511)
                                                    ---------
                                                    $   2,664
                                                    =========

    The reduction in interest expense is calculated assuming a rate of 8.25% at the date of the Sale of Morgan Manufacturing. A 1/8 percent increase (or decrease) in such rate would increase (or decrease) annual interest expense savings by $40.

3. The pro forma adjustment reflects the disposition of assets related to Morgan Manufacturing, the reduction of debt with the cash proceeds from the disposition and the recording of the purchase price adjustment.